SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8 K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                September 2, 1999
                                (Date of report)



                               WORLD CALLNET, INC.


                           DELAWARE 1-12835 75-2468002
       (State of Incorporation) (Commission File Number) (IRS Employer ID)


           Brecon House, Meridian Gate, 207 Marsh Wall, London E14 9YT
                    (Address of Principle Executive Offices)


                                  0171 335 8300
                         (Registrant's Telephone Number)







         World CallNet, Inc. (the"Company") initially filed a Current Report on Form 8-K with the Securities and Exchange Commission on September 17, 1999, which is hereby amended by this Form 8-K/A to comply with Item 7 of Form 8-K and the provisions of Rule 3-05 of Regulation S-X.

ITEM 2.  Acquisition or Disposition of Assets

         On September 2, 1999, World CallNet, Inc. (the "Company") entered into stock purchase agreements with the shareholders of CallNet Plc. ("PLC"), a company incorporated in the United Kingdom, pursuant to which the Company acquired all of the issued and outstanding shares of capital stock (the "PLC
Stock") of CallNet Plc, and options to purchase CallNet Stock (the "PLC Options"), from the holders of the shares of the PLC Stock and PLC Options, in exchange for the issuance of an aggregate of 2,544,560 shares of common stock, par value $0.001 per share, of the Company. Prior to the completion of the exchange, the Company owned approximately 16% of the outstanding shares of the capital stock of PLC which were acquired in February 1999 in exchange for 500,000 shares of the Company's $0.001 par value common stock.

CallNet PLC

         PLC is engaged in the business of providing free Internet access to its customers to facilitate telephone usage, which generates metered toll revenues to the local telephone company. PLC has an agreement with Cable & Wireless Communications, Inc. ("CWC"), whereby PLC earns 50% of the interconnect toll revenues (after deducting certain access charges paid to telecommunications providers such as British Telecom). CWC charges its customers for calls to PLC, as an Internet service provider. The fundamental business strategy is to direct telephone usage to the PLC telecommunications network from new and existing Internet customers. The Company designs and markets products that are designed to facilitate new Internet access.

         Since February 1999, the Company has been receiving a monthly cash distribution equal to 30% of the net revenues collected by PLC under the terms of a licensing agreement with CWC. It is expected that PLC shall continue to operate as a wholly owned subsidiary of the Company sharing common management and facilities. The net assets of PLC that were acquired by the Company shall be accounted for as a purchase in the Company's consolidated financial statements. The Company and PLC both have a September 30 fiscal year end.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Businesses Acquired.

                  The Company acquired 100% of the outstanding shares of capital stock of PLC on September 2, 1999. The audited financial statements of PLC and the related Auditors Report as of June 30, 1999 and for the nine months ended June 30, 1999 and the period from inception through September 30 1998 are filed herein as Addendum I.

          (b)  Pro Forma Financial Information.

                  Pro Forma Combined Financial Information of the Company and PLC as of June 30, 1999 and for the nine months ended June 30, 1999 and the period from inception through September 30 1998 is filed herein as Addendum II.

          (c)  Exhibits

Number       Description
------       -----------

3.1       10.1 Stock  Exchange  Agreement,   dated  as  of  June  16,  1999  and
               consummated on September 2, 1999, by and among World CallNet, Inc., Paul Goodman-Simpson, Aaron Goodman-Simpson and Keith Goodyer, which is incorporated by reference herein from Exhibit
               3.1 to the Company's Form 8-K, dated September 2, 1999.


3.2       10.2 Stock  Exchange  Agreement,   dated  as  of  June  16,  1999  and
               consummated on September 2, 1999, by and among World CallNet, Inc. and the parties listed on Exhibit A attached thereto, which is incorporated by reference herein from Exhibit 3.2 to the Company's Form 8-K, dated September 2, 1999.

                                    SIGNATURE


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             WORLD CALLNET, INC.
                                                (Registrant)


November 15, 1999                           /s/ Paul Goodman-Simpson
                                            ------------------------
                                                Paul Goodman-Simpson, Director,
                                                President and Chief Executive
                                                Officer

                                   Addendum I

                          INDEPENDENT AUDITOR'S REPORT


The Board of Directors
CallNet Plc
London, England


We have audited the accompanying balance sheet of CallNet Plc (a development stage company) as of June 30, 1999, and the related statements of operations, stockholders' equity and cash flows for the nine months ended June 30, 1999 and the periods from inception (January 12, 1998) to September 30, 1998 and from inception to September 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CallNet Plc as of June 30, 1999, and the results of its operations and its cash flows for the nine months ended June 30, 1999 and the periods from inception (January 12, 1998) to September 30, 1998 and from inception to June 30, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in the development stage, has incurred significant operating losses, and will require substantial capital to fully implement its business plan, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



HEIN + ASSOCIATES LLP


Dallas, Texas
October 29, 1999


                                   CALLNET PLC
                          (A Development Stage Company)

                           CONSOLIDATED BALANCE SHEET

                           (Expressed in U.S. Dollars)

                               AS OF JUNE 30, 1999


                                     ASSETS

CURRENT ASSETS:
   Cash                                                                            $     7,610
    Accounts receivable                                                                 98,568
    Prepaid assets                                                                      84,073
    Receivable from affiliated parties                                                 133,210
                                                                                   -----------
                 Total current assets                                                  323,461
                                                                                   -----------
OTHER ASSETS:
   Property and equipment, net of $29,456 accumulated depreciation
                                                                                       105,854
   Investment in affiliated company, at equity                                         445,373
   Intangible asset, net of accumulated amortization of $47,668                        201,019
   Bonds and deposits                                                                  206,334
                                                                                   -----------
                                                                                       958,580
                                                                                   -----------
                 Total assets                                                      $ 1,282,041

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable and accrued expenses                                               360,292
   Accrued payroll taxes                                                               153,224
   Accrued compensation                                                                287,595
   Due to affiliate                                                                    477,743
                                                                                   -----------
            Total current liabilities                                                1,278,854

STOCKHOLDERS' EQUITY:
   Common stock, $1.58 par value; 1,000,000 shares authorized, 76,114 shares
     issues and outstanding                                                            119,880
   Additional paid-in capital                                                        2,140,852
   Deficit accumulated during development stage                                     (2,257,545)
                                                                                   -----------
            Total stockholders' equity                                                   3,187
                                                                                   -----------
            Total liabilities and stockholders' equity                             $ 1,282,041
                                                                                   ===========











See accompanying notes to these financial statements.



                                   CALLNET PLC
                         (A Development Stage Company)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                           (Expressed in U.S. Dollars)

                                                                             Cumulative
                                         Nine Months    Period From          Period From
                                            Ended       Inception to         Inception to
                                         June 30, 1999  September 30, 1998   June 30, 1999
                                         ------------   ------------------   --------------

REVENUES                                 $   219,905    $    20,869          $   240,774


COSTS AND EXPENSES:
   Cost of revenues                          237,746          6,765              244,511
   General and administrative              1,473,120        648,937            2,122,057
   Depreciation and amortization              62,035         15,089               77,124
                                         -----------    -----------          -----------

                                           1,772,901        670,791            2,443,692
                                         -----------    -----------          -----------
OTHER EXPENSES -
   Loss from equity investee                  54,627           --                 54,627
                                         -----------    -----------          -----------



NET LOSS                                 $(1,607,623)   $  (649,922)         $(2,257,545)
                                         ===========    ===========          ===========

NET LOSS PER SHARE (basic and diluted)   $    (25.52)   $    (44.06)         $    (57.26)
                                         ===========    ===========          ===========


WEIGHTED AVERAGE SHARES                       63,005         14,751               39,423
                                         ===========    ===========          ===========








See accompanying notes to these financial statements.


                                   CALLNET PLC
                         (A Development Stage Company)

           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
                           (Expressed in U.S. Dollars)
     FOR THE PERIOD FROM INCEPTION (JANUARY 12, 1998) THROUGH JUNE 30, 1999
                                                                                                           Accumulated
                                                                                           Additional      Deficit In
                                                                     Common Stock           Paid-In        Development
                                                                 Shares      Amount         Capital           Stage         Total
                                                             ----------    -----------    -----------    -----------    -----------

In July 1998, shares issued at $1.58 to the founding
 shareholders                                                    33,554    $    52,848    $      --      $      --      $    52,848

In July 1998, shares issued at $37.80 per share
 in exchange for 100% of TelEmail (Europe) Ltd.                   6,579         10,362        238,324           --          248,686
In July 1998, shares issued for cash at $70.71
 ($36.98 aftersettlement in February 1999)                        9,867         15,540        682,140           --          697,680
Loss for the period                                                --             --             --         (649,922)      (649,922)
                                                             ----------    -----------    -----------    -----------    -----------
BALANCE, September 30, 1998                                      50,000         78,750        920,464       (649,922)       349,292

Expenses paid by stockholder                                       --             --           21,956           --           21,956

In February 1999, shares issued at $40.00 per
 share in exchange for 500,000 shares of
 World CallNet, Inc. common stock                                12,500         19,688        480,312           --          500,000
In February 1999, shares issued in settlement of
 prior transaction                                                9,000         14,175        (14,175)          --             --
In February 1999, shares issued at $41.18 per share for cash      4,614          7,267        291,983           --          299,250
Stock option compensation granted to certain officers and
  directors                                                        --             --          440,312           --          440,312

Net loss for the period                                            --             --             --       (1,607,623)    (1,607,623)
                                                             ----------    -----------    -----------    -----------    -----------
Balance at June 30, 1999                                         76,114    $   119,880    $ 2,140,852    $(2,257,545)   $     3,187
                                                             ==========    ===========    ===========    ===========    ===========






See accompanying notes to these financial statements.

                                   CALLNET PLC
                          (A Development Stage Company)

                      CONSOLIDATED STATMENTS OF CASH FLOWS
                           (Expressed in U.S. Dollars)

                                                                       Period From            Period From
                                                                         Inception             Inception
                                                        Nine Months   (January 12, 1998)     (January 12, 1998)
                                                          Ended             to                     to
                                                       June 30, 1999  September 30, 1998     June 30, 1999
                                                       -------------  ------------------     ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                            $(1,607,623)   $  (649,922)             (2,257,545)
   Adjustments to reconcile cash used in operating
   activities:
     Depreciation and amortization expense                  62,035         15,089                  77,124
     Compensation expense from stock options issued        440,312           --                   440,312
     Expenses paid by stockholder                           21,956           --                    21,956
     Loss from equity investee                              54,627           --                    54,627
     Increase in accounts receivable                       (22,920)       (75,648)                (98,568)
     Increase in prepaid assets                            (67,535)       (16,538)                (84,073)
     Increase in accounts payable and accrued
       liabilities                                         237,064        276,452                 513,516
     Increase in accrued compensation                      179,156        108,439                 287,595
                                                       -----------    -----------             -----------
               Net cash used by operating activities      (702,928)      (342,128)             (1,045,056)

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of office equipment and furniture               (6,750)      (128,561)               (135,311)
   Increase in deposits and other assets                  (172,944)       (33,390)               (206,334)
                                                       -----------    -----------             -----------
                                                          (179,694)      (161,951)               (341,645)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Cash received in common stock issuances                 299,250        750,528               1,049,778
   Change in amount due to/from affiliates                 509,028       (164,495)                344,533
                                                       -----------    -----------             -----------
                                                           808,278        586,033               1,394,311

NET INCREASE (DECREASE) IN CASH                            (74,344)        81,954                   7,610

CASH, beginning of period                                   81,954           --                      --
                                                       -----------    -----------             -----------


CASH, end of period                                    $     7,610    $    81,954             $     7,610
                                                       ===========    ===========             ===========

NON-CASH TRANSACTIONS:
   Acquire World CallNet shares for common stock       $   500,000    $      --               $   500,000
                                                       ===========    ===========             ===========
   Acquire TelEmail Europe for common stock            $      --      $   248,686             $   248,686
                                                       ===========    ===========             ===========





See accompanying notes to these financial statements.

                                   CALLNET PLC
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          (Expressed in U. S. Dollars)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     -----------------------------------------------

     Organization

     CallNet Plc (the "Company") was incorporated in the United Kingdom on January 12, 1998. The Company's business plan is to operate as an Internet service provider and to sell certain consumer internet software. At June 30, 1999, the Company is considered to be in the development stage. The accompanying financial statements include the accounts of the Company and its wholly owned subsidiary TelEmail (Europe) Ltd.
     Intercompany accounts and transactions are eliminated.

     Investments in Affiliated Company

     At June 30, 1999, the Company has an investment in 500,000 shares of World CallNet, Inc., an affiliated company described in Note 4. The investment is accounted for on the equity method.

     Foreign Currency Translation

     The Company  conducts  its  operations  and  maintains  its accounts in its functional currency of British pounds. The accompanying financial statements are converted into U.S. dollars for the convenience of the users at the prevailing exchange rate of one British pound to $1.575 at June 30, 1999.

     Loss Per Share

     Basic loss per share is computed based on the weighted average number of shares outstanding during the period. Diluted loss per share takes common stock equivalent shares (such as options, warrants and convertible securities) into consideration. However, common stock equivalent shares are not considered when their effect would be antidilutive. As of June 30, 1999, the Company had outstanding options for 11,000 shares of common stock exercisable at $1.58 per share which are not included in the dilutive calculation of earnings per share as the effect would be antidilutive.

     Use of Estimates

     The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

     Income Taxes

     The Company accounts for income taxes under the liability method, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company has a tax loss carryforward at June 30, 1999 of approximately $2,200,000. The Company has a deferred tax asset at June 30, 1999 of $700,000, which is fully reserved.

                                   CALLNET PLC
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          (Expressed in U. S. Dollars)

     Property and Equipment

     Property and equipment are stated at cost, less accumulated depreciation. Depreciation has been provided using the straight-line method over the estimated useful lives of the assets of four years.

     Long-Lived Assets

     The Company's policy is to periodically review the net realizable value of its long-lived assets, including goodwill, through an assessment of the estimated future cash flows related to such assets. In the event that assets are found to be carried at amounts in excess of estimated undiscounted future cash flows, then the assets will be adjusted for impairment to a level commensurate with the discounted cash flow of the underlying assets. Based upon its most recent analysis, the Company believes no impairment of long-lived assets exists at June 30, 1999.

     Intangible Asset

     Intangible  asset  consists  of  intellectual  property,   which  is  being
     amortized by the straight-line method over five years.

     Statement of Cash Flows

     For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

     Stock-Based Compensation

     In January 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation", which requires recognition of the value of stock options and warrants granted based on an option pricing model. However, as permitted by SFAS 123, the Company continues to account for stock options and warrants granted to directors and employees pursuant to Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and related interpretations. See Note 5.

     Fair Value of Financial Instruments

     The carrying value of the Company's financial  instruments,  including cash
     equivalents,   accounts  receivable,  short-term  borrowings  and  accounts payable, approximate fair value due to their short maturities.

2.   CONTINUED OPERATIONS
     --------------------

     The Company is in the development stage and has incurred losses of $2,257,545 from its inception through June 30, 1999. In addition, the Company will require substantial capital to fully implement its business plan. These factors raise substantial doubt about the Company's ability to continue as a going concern. Since its inception, the Company has met its continuing obligations through advances from its parent company and from the sale of its equity securities. Management intends to attempt to raise additional capital in the near term. Management believes these actions will permit the Company to achieve its objectives and attain profitable operations to allow the Company to continue as a going concern.

                                   CALLNET PLC
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          (Expressed in U. S. Dollars)


3.   PROPERTY AND EQUIPMENT
     ----------------------

     Property and equipment consists of the following at June 30, 1999:

                  Computer equipment                              $   96,653
                  Office equipment and furniture                      34,848
                  Vehicles                                             3,809
                                                                  ----------
                                                                     135,310
                  Less accumulated depreciation                      (29,456)
                                                                  ----------
                                                                  $  105,854
                                                                  ==========

     Depreciation expense for property and equipment of $24,731 and $4,725 was recognized for the nine months ended June 30, 1999 and the period from inception to September 30, 1998, respectively.

4.   INVESTMENTS
     -----------

     In February 1999, the Company acquired 500,000 shares of World CallNet, Inc., a publicly traded company which has common management and directors with the Company, by issuing 12,500 shares of its common stock. The World CallNet shares were valued at $500,000. The transaction was valued based on such factors as the price of recent sales of common stock by the Company and factors regarding World CallNet's common stock such as market price, historical volatility of stock prices, the number of shares held by public shareholders that have no trading restrictions and the relatively large number of shares issued.

     Under the terms of licensing agreements between the Company and World CallNet, the Company is obligated to pay World CallNet 30% of the net revenues it earns from revenue sharing agreements with telecommunication companies. See note 6.

     The following is a summary of financial position and results of operations of World CallNet, Inc. as of June 30, 1999 and the nine months then ended:

                  Current assets                                    $   709,000
                  Property and equipment                                 73,000
                  Other assets, net                                     275,000
                                                                    -----------
                                    Total assets                    $ 1,057,000
                                                                    ===========

                  Current liabilities                               $ 2,122,000
                  Stockholders' deficit                              (1,065,000)
                                                                    -----------
                                    Total liabilities and deficit   $ 1,057,000
                                                                    ===========

                  Sales                                             $    39,000
                                                                    ===========
                  Net loss                                          $  (889,000)
                                                                    ===========

                                   CALLNET PLC
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          (Expressed in U. S. Dollars)




5.   STOCK-BASED COMPENSATION
     ------------------------

     1999 Discretionary Share Option Scheme
     In February 1999, the 1999 Discretionary Share Option Scheme (the"plan") was adopted by the Company's Board of Directors. Generally, options granted under the plan carry an exercise price equal to fair market value at the date of the grant and are exercisable after the third anniversary of the grant until the tenth anniversary. The plan provides for special exercise provisions, if an employee or director granted options chooses to leave the Company.

     In May 1999, the Company granted options to its key directors to purchase 11,000 shares of common stock pursuant to the plan. The options granted are exercisable at $1.58 per share from May 2002 to May 2009. Compensation expense of $440,312 was recognized during the nine months ended June 30, 1999 based on the excess of the estimated market value of the stock over the option exercise price.

     The following is a summary of activity for the stock options granted during the period ended June 30, 1999:

                                                                        Weighted
                                                                         Average
                                                             Number     Exercise
                                                            of Shares    Price
                                                            ---------   --------
         Outstanding, September 30, 1998
              Cancelled or expired                              -          -
              Granted                                        11,000     $  1.58
              Exercised                                         -          -
                                                            -------     --------
         Outstanding, June 30, 1999                          11,000     $  1.58
                                                            =======     ========

     If not previously exercised, options outstanding at June 30, 1999 will expire as follows:

                                                                        Weighted
                                                                         Average
                                                             Number     Exercise
                                                            of Shares    Price
                                                            ---------   --------
         May 2009                                           11,000      $  1.58
                                                            ======      ========

     Presented below is a comparison of the weighted average exercise prices and fair values on the measurement date for the stock options granted during the period ended June 30, 1999:

                                        Number of     Exercise Fair
                                         Shares           Price         Value
                                       ----------     -------------     -------
                                        11,000        $   1.58          $ 39.15
                                       =======        =========         =======

                                   CALLNET PLC
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          (Expressed in U. S. Dollars)


     Pro Forma Stock-Based Compensation Disclosures

     As discussed in Note 1, the Company applies APB Opinion No. 25 and related interpretations in accounting for its stock options. Accordingly, compensation cost of $440,312 has been recognized for grants of options to directors during the period ended June 30, 1999. Had compensation been determined based on the fair value at the measurement dates for the options granted consistent with methods required by SFAS No. 123, compensation expense would have been only nominally affected.

6.   RELATED PARTY TRANSACTIONS
     --------------------------

     Certain directors and stockholders of the Company are directors and/or stockholders in World CallNet (see Note 4) with which the Company had the transactions set forth below:

     o Certain intellectual property rights related to e-mail functionality are held by the Company and by Overleaf Systems, a wholly owned subsidiary of World CallNet.

     o The Company entered into an agreement with World CallNet in which the Company was granted a license covering World CallNet's system for the business of Internet service provider, which entitles the Company to sub-license such system to other parties. Under the terms of the agreement, the Company paid $24,433 in licensing fees to World CallNet during the nine months ended June 30, 1999.

     o The Company has non-interest bearing operating advances receivable from certain directors of $133,210 at June 30, 1999.

     o The Company has received non-interest bearing operating advances from World CallNet of $477,743 at June 30, 1999.

7.   COMMITMENTS
     -----------

     The Company has employment agreements with three officers who are also directors. Each of these employment agreements requires an annual salary through September 2001 of approximately $110,000, and provides that if such agreement is terminated by either party during the term of the agreement, the full salary and benefits are required to be paid to the executive officer until the end of the term of the agreement. Each of the these officers have identical employment agreements with World CallNet.

     The Company leases equipment and office facilities under the terms of various non-cancelable rental agreements. Rental expenses from operating leases for the nine months ended June 30, 1999 and the period from inception through September 30, 1998 was $143,990 and $16,283, respectively.

                                   CALLNET PLC
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          (Expressed in U. S. Dollars)



     Minimum future lease payments for non-cancelable operating leases for the next five years and thereafter are as follows:

                  Years ending June 30,
                  ---------------------
                  2000                                       $  309,258
                  2001                                          309,258
                  2002                                           94,888
                  2003                                           46,305
                  2004                                           11,576
                                                             ----------
                                                             $  771,285


8.   CONCENTRATION OF CREDIT RISK AND MAJOR CUSTOMERS
     ------------------------------------------------

     Approximately 89% of the Company's accounts receivable at June 30, 1999 is due from one large telecommunications entity. This concentration may impact the Company's overall credit risk either positively or negatively, in that this entity may be similarly affected by changes in economic or other conditions. The Company believes that the risk is mitigated by the size, reputation and nature of its customer. The Company generally does not require collateral or other security to support customer receivables.

     During  the nine  months  ended  June  30,  1999  and for the  period  from
     inception  to  September  30,  1998,  the  Company   derived  62%  and  0%,
     respectively, of its revenues from one customer.

9.   SUBSEQUENT EVENT
     ----------------

     On September 2, 1999, World CallNet acquired all of the outstanding shares of the Company from its shareholders and the Company became a wholly owned subsidiary of World CallNet.

                                   Addendum II

     The following pro forma financial statements have been prepared as if the acquisition of CallNet Plc ("PLC ") by World CallNet, Inc. (the "Company") had occurred on the first day of the periods presented in the pro forma income statements and as of June 30, 1999 in the pro forma balance sheet. The pro forma financial information is based on the historical financial statements of the Company and PLC and gives effect to the combination under the purchase method of accounting. The pro forma financial statements should be read in conjunction with the historical financial statements of PLC presented herein and of the Company and should not be considered to be a representation of actual results that would have occurred if the transaction had occurred on the dates indicated.


                               WORLD CALLNET, INC.
                        UNAUDITED PRO FORMA BALANCE SHEET
                               AS OF JUNE 30, 1999


                                                        World          CallNet    Pro Forma      Pro Forma
                                                       CallNet           Plc      Adjustments    Balance
ASSETS:                                              -----------    -----------   ---------     -----------

   Cash                                              $    11,623          7,610                      19,233
    Receivables from affiliates                          634,087        133,210    (477,743)(2)     289,554
    Other current assets                                  63,252        182,641                     245,893
                                                     -----------    -----------   ---------     -----------
        Total current assets                             708,962        323,461    (477,743)        554,680

   Property and equipment                                 72,998        105,854                     178,852
   Investments                                           500,000        445,373    (945,373)(1)        --
   Intangible asset                                       16,575        201,019   4,452,980 (1)   4,670,574
   Other asset                                              --          206,334        --           206,334
                                                     -----------   -----------   -----------    -----------
        Total assets                                 $ 1,298,535    $ 1,282,041  $3,029,864    $ 5,610,440
                                                     ===========   ===========   ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
    Notes payable                                    $ 1,584,149    $      --                   $ 1,584,149
   Other current liabilities                             537,897        801,111                   1,339,008
                                                     -----------    -----------                 -----------
        Total current liabilities                      2,122,046        801,111                   2,923,157
                                                     -----------    -----------                 -----------

    Payable to affiliate                                    --          477,743    (477,743)(2)      --

    Stockholders' equity                                (823,511)         3,187   3,507,607 (1)   2,687,283
                                                     -----------    -----------   -----------   -----------


        Total liabilities and stockholders' equity   $ 1,298,535    $ 1,282,041   $ 3,029,864   $ 5,610,440
                                                     ===========   ===========    ===========   ===========








1) Adjustment to reflect acquisition of remaining 85% of CallNet Plc by World CallNet in exchange for issuance of stock of World Call Net. The World CallNet stock is recorded at estimated market value. CallNet Plc's stock in World CallNet is retired as part of the transaction.

2)   Adjustment to eliminate CallNet Plc payable to World CallNet.

                           WORLD CALLNET, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED JUNE 30, 1999



                                         World          CallNet                    Pro Forma
                                        CallNet           Plc       Adjustments    Balance
                                        ---------      -----------  ------------  ------------

Revenues                              $   157,363     $   219,905                 $    377,268


Operating expenses                      1,487,542       1,710,866                    3,198,408
Depreciation and amortization               9,561          62,035      638,990(1)      710,586
Interest expense                          194,762           --           --            194,762
                                      -----------     -----------   ----------      ----------
   Total expenses                       1,691,865       1,772,901      638,990       4,103,756
                                      -----------     -----------   ----------     -----------

Loss from equity investment                 --             54,627      (54,627)(2)        --
                                      -----------     -----------   ----------     -----------

Net Loss                              $(1,534,502)    $(1,607,623)  $ (584,363)    $(3,726,488)
                                      ===========     ===========   ==========     ===========


Net Loss Per Share                    $      (.20)                  $     (.17)    $       (.37)
                                      ===========                   ==========     ============

Weighted Average Shares                 7,493,000                    2,544,000       10,037,000
                                      ===========                   ==========     ============

















(1) Adjustment to record additional amortization of intangible asset as if CallNet Plc had been acquired at the beginning of the period.


(2)  Adjustment  to  eliminate  effect  of  CallNet  Plc's  investment  in World
     CallNet.

                               WORLD CALLNET, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998



                                  World          CallNet                     Pro Forma
                                  CallNet          Plc        Adjustments    Balance
                                -----------    -----------    -----------    -----------

Revenues                        $      --      $    20,869                   $    20,869


Operating expenses                  378,285        655,702                     1,033,987
Depreciation and amortization          --           15,089        690,497(1)     705,586
                                -----------    -----------    -----------    -----------
    Total expenses                  378,285        670,791        690,497      1,739,573
                                -----------    -----------    -----------    -----------


Net Loss                        $  (378,285)   $  (649,922)   $  (690,497)   $(1,718,704)
                                ===========    ===========    ===========    ===========















(1) Adjustment to record additional amortization of intangible asset as if CallNet Plc had been acquired at the beginning of the period.